UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 2, 2006

Lightbridge, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21319	04-3065140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Corporate Drive, Burlington, Massachusetts		01803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-359-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

We entered into executive retention agreement dated as of October 2, 2006 with J. Donald Oldham, President – Telecom Decisioning Services. The retention agreement provides that, in the event that within two (2) years following a change of control (as defined in the retention agreement), the executive’s employment is terminated without cause, or the executive terminates his employment for good reason (as defined in the retention agreement), then the executive shall be entitled to the payment of an amount equal to the sum of (a) one half times the executive’s base salary plus (b) an amount equal to one times the executive’s prior year’s bonus. The executive is also entitled to acceleration of vesting of any unvested shares under any option granted to the executive, and to the payment of specified benefit continuation costs for a period of six months. The foregoing description of the executive retention agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the executive retention agreement, a copy of which is filed as Exhibit 99.1 and is incorporated by reference.

On September 27, 2006, the Compensation Committee of the Board of Directors of the Company approved the 2006 Executive Bonus Plan (the "Plan") for J. Donald Oldham, President – Telecom Decisioning Services. The Plan provides for the payment of an annual bonus (pro rated if the participant was employed for less than the full year) to the executive officer based upon the achievement of certain financial performance targets (measured by budgeted corporate earnings/loss per share, corporate operating income, forecasted business unit operating income or forecasted business unit revenue, as the case may be) and, under certain circumstances, the achievement of pre-determined management goals and objectives. The Plan also provides for an incremental bonus payable to the executive upon achievement of certain corporate operating income targets. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Plan, a copy of which is filed as Exhibit 99.2 and is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information required under Item 5.02 is included in the information provided under Item 1.01, and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightbridge, Inc.

October 3, 2006	By:	Eugene J. DiDonato

Name: Eugene J. DiDonato
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Executive Retention Agreement dated as of October 2, 2006 between the Company and J. Donald Oldham
99.2	2006 Business Unit Executive Incentive Plan for J. Donald Oldham